UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2005

BIO-key International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3349 Highway 138

Building D, Suite B

Wall, NJ 07719

(Address of principal executive offices)

(732) 359-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry Into Material Definitive Agreements

1.             Amendments to Senior Convertible Notes

BIO-key International, Inc. (the “Company”) entered into an Amendment and Waiver with Laurus Master Fund, Ltd. (“Laurus”), dated as of August 31, 2005 (the “Senior Amendment”), pursuant to which Laurus allowed the Company to defer the payment of the monthly principal amounts due and payable for the months of September, October, November and December 2005 under both (a) the Secured Convertible Term Note in the original principal amount of $5,000,000 issued by the Company to Laurus on September 29, 2004 (the “September 2004 Note”), and (b) the Secured Convertible Term Note in the original principal amount of $2,000,000 issued by the Company to Laurus on June 8, 2005 (the “June 2005 Note”), such aggregate deferred principal amounts being equal to $625,000 and $187,500, respectively.  The deferred principal amount under the September 2004 Note is now due on September 29, 2007, the maturity date of that note, and will be paid at the same time the final payments due with respect to that note upon maturity.  The deferred principal amount under the June 2005 Note is now due on June 7, 2008, the maturity date of that note, and will be paid at the same time the final payments due with respect to that note upon maturity.  The Company will remain obligated to pay all monthly interest amounts under these notes as they are currently due.

Pursuant to the Senior Amendment, the Company issued an aggregate of 612,166 shares of its Common Stock to Laurus as consideration for this principal payment deferral.  The Company entered into a Registration Rights Agreement dated as of August 31, 2005 (the “Registration Rights Agreement”) with Laurus, pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of these shares of Common Stock on or before August 31, 2006.

The foregoing description is qualified in its entirety by reference to the provisions of the Senior Amendment and the Registration Rights Agreement executed in connection therewith attached as Exhibits 99.1 and 99.9, respectively, to this Current Report on Form 8-K.

2.             Amendments to Subordinated Convertible Notes

The Company also entered into an Amendment and Waiver with each of The Shaar Fund, Ltd., Longview Special Finance, Etienne Des Roys, Eric Haber, Investors Management Corporation, The Tocqueville Fund and The Tocqueville Amerique Value Fund (collectively, the “Subordinated Investors”), each dated as of August 31, 2005 (collectively, the “Subordinated Amendments”), pursuant to which each Subordinated Investor allowed the Company to defer the payment of the monthly principal amounts due and payable for the months of September, October, November and December 2005 under the Convertible Term Notes in the aggregate original principal amount of $2,800,000 issued by the Company to the Subordinated Investors on September 29, 2004 (the “Subordinated Notes”), such aggregate deferred principal amount being equal to $350,004.  The deferred principal amount under each Subordinated Note is now due on September 29, 2007, the maturity date of each such note, and will be paid at the same time the final payments due with respect to each such note upon maturity.  The Company will remain obligated to pay all monthly interest amounts under these notes as they are currently due.

Pursuant to the Subordinated Amendments, the Company issued an aggregate of 263,706 shares of its Common Stock to the Subordinated Investors as consideration for this principal payment deferral.  The Company entered into the Registration Rights Agreement with each of the Subordinated Investors, pursuant to which the Company has agreed to file a registration statement with the SEC covering the resale of these shares of Common Stock on or before August 31, 2006.

The foregoing description is qualified in its entirety by reference to the provisions of the Subordinated Amendments and the Registration Rights Agreement executed in connection therewith attached as Exhibits 99.2-99.8 and 99.9, respectively, to this Current Report on Form 8-K.

Item 3.02               Unregistered Sales of Equity Securities

The disclosures in Item 1.01 are incorporated in this Item 3.02 by reference.

The shares of the Company’s Common Stock issued to Laurus and the Subordinated Investors as described in Item 1.01 (the “Shares”) were issued to accredited investors in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 506 of Regulation D thereunder.  The Shares have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements.  The Company has agreed to file a registration statement with the SEC covering the resale of the Shares.

Item 9.01.              Financial Statements and Exhibits

(a)           Exhibits.  The following Exhibits are attached to this Current Report on Form 8-K:

Exhibit No.:	Description:

Exhibit 99.1	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and Laurus Master Fund, Ltd.

Exhibit 99.2	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and The Shaar Fund, Ltd.

Exhibit 99.3	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and Longview Special Finance

Exhibit 99.4	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and Etienne Des Roys

Exhibit 99.5	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and Eric Haber

Exhibit 99.6	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and Investors Management Corporation

Exhibit 99.7	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and The Tocqueville Fund

Exhibit 99.8	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and The Tocqueville Amerique Value Fund

Exhibit 99.9

Registration Rights Agreement, dated as of August 31, 2005, by and among the Company, Laurus Master Fund, Ltd., The Shaar Fund, Ltd., Longview Special Finance, Etienne Des Roys, Eric Haber, Investors Management Corporation, The Tocqueville Fund and The Tocqueville Amerique Value Fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.

Date: September 7, 2005
	By:	/s/ Francis J. Cusick
Francis J. Cusick
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.:	Description:

Exhibit 99.1	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and Laurus Master Fund, Ltd.

Exhibit 99.2	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and The Shaar Fund, Ltd.

Exhibit 99.3	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and Longview Special Finance

Exhibit 99.4	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and Etienne Des Roys

Exhibit 99.5	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and Eric Haber

Exhibit 99.6	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and Investors Management Corporation

Exhibit 99.7	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and The Tocqueville Fund

Exhibit 99.8	Amendment and Waiver, dated as of August 31, 2005, by and between the Company and The Tocqueville Amerique Value Fund

Exhibit 99.9

Registration Rights Agreement, dated as of August 31, 2005, by and among the Company, Laurus Master Fund, Ltd., The Shaar Fund, Ltd., Longview Special Finance, Etienne Des Roys, Eric Haber, Investors Management Corporation, The Tocqueville Fund and The Tocqueville Amerique Value Fund.